COMSTOCK PARTNERS
                                  FUNDS, INC.
--------------------------------------------------------------------------------

                               COMSTOCK PARTNERS
                                 STRATEGY FUND
                               COMSTOCK PARTNERS
                               CAPITAL VALUE FUND

                                 ANNUAL REPORT
                                 APRIL 30, 1999

DEAR FELLOW SHAREHOLDER:

     For the year ended April 30, 1999, the Comstock Partners Strategy Fund's Class O, A and C shares posted total returns of -11.32%, -11.56% and -12.42%, respectively, and the Comstock Partners Capital Value Fund's Class A, B, C and R shares posted total returns of -25.80%, -26.19%, -26.22% and -25.67%, respectively, based upon net asset value per share. During the same period, the Standard & Poor's 500 Index (S&P 500) posted a total return of 21.82% and the Lehman Brothers Government/ Corporate Bond Index rose 6.28%.*

     As you are aware from past shareholder correspondence, both Funds have been positioned to benefit from a severe deflationary bear market in US stocks. The unfavorable results described in the preceding paragraph are a result of positioning these two funds to benefit from lower US Treasury bond yields and a decline in the US stock market. We continue to believe that a bear market started in July 1998 and will resume before the end of 1999. The rally from the bear market low has surprised us in its magnitude and duration. We believe this extreme move developed as a result of the strength in the US economy as well as a perceived global economic rebound. There is no question that there has been a substantial rise in industrial production in many of the emerging markets, especially those that were in so much trouble in the third quarter of 1998. However, we believe that most of these rebounds are a result of the International Monetary Fund bailouts and government spending rather than underlying demand from consumers and business. In addition, most of these nations have not undertaken the restructuring and writedowns required for a sustained recovery.

     The stabilization of world currencies and stock markets and the rise in oil prices have caused an increase in long term US bond yields and a rise in the Consumer Price Index. In view of these factors the Federal Reserve has recently announced a bias toward raising interest rates. We believe the increase in both interest rates and inflation will be short lived since global overcapacity will continue to act as a depressant on prices. Also acting as an anchor on inflation is the second largest economy in the world, Japan, which remains mired in a deep recession. In addition, the oil price increase was artificially created through supply cutbacks while demand remains weak. With the existence of ample excess capacity there is a great temptation for oil producers to cheat on their output quotas at these higher prices. In sum, worldwide deflation still seems more likely than inflation.

     Because of our belief that deflation is more of a risk than inflation, we have maintained our Funds' negative posture. The Capital Value Fund is positioned with equity shorts, put options and S&P 500 Index futures shorts and a position of approximately 10% of assets in US Treasury bonds. The Strategy Fund also has a position in put options to enable it to benefit from a future decline in equities. However, the Strategy Fund's US Treasury bond position has been increased from 25% to approximately 80% of assets while US Treasury bonds represent only about 10% of the Capital Value Fund. We believe these US Treasury bond holdings will also increase in value if the deflationary environment we anticipate unfolds. Please note that, consistent with the Funds' prospectus and our investment approach, we have the flexibility to change these positions when we believe conditions warrant.

     In our opinion, extreme market overvaluation continues to be a major risk. Current reported annual earnings of the S&P 500 is 38 dollars per share. If these earnings continue to grow at the long-term annual average rate of 6% compounded, earnings ten years from now would amount to 68 dollars per share. If the S&P 500 ever reverted back to its historical average price to earnings multiple (PE) of 14.5 times during this ten-year period, we believe that the US stock market would have to decline substantially. In fact, even if it reverted back to this same historical PE in the year 2009, with 68 dollars of earnings we estimate that the S&P 500 would be 986 which is about 26% below the current level.

     Due to the bearish stance we have taken over the past few years, each of the Funds has accumulated a substantial capital loss carryforward (CLCF). As of April 30, 1999, the CLCF in the Capital Value Fund was approximately $250 million and the CLCF in the Strategy Fund was approximately $80 million. These CLCFs may be considered as an important asset of each Fund and its respective shareholders. Although there are certain restrictions on their use, they would allow the Funds to shelter from tax capital gains that may be realized, up to the amounts and subject to the expiration dates of the CLCFs. To the extent the CLCFs are utilized by a Fund to shelter capital gains, the Fund will not be required to pay out these gains as a taxable distribution to shareholders. Furthermore, the amounts of any such undistributed gains would be available to the Funds for reinvestment. (An expiration schedule with respect to the CLCFs of each Fund is outlined in Note 3 to the financial statements.)

     Effective August 31, 1999, The Dreyfus Corporation will no longer provide sub-investment advisory services to either of the Funds and will no longer act as administrator to the Capital Value Fund. At the same time, Princeton Administrators, L.P., the current administrator to the Strategy Fund, will also assume administrative responsibility for the Capital Value Fund. As a result of these changes, effective August 31, 1999, the Capital Value Fund will no longer be obligated for the payment of fees to The Dreyfus Corporation for sub-investment advisory or administrative services, which are currently 0.35% of net assets. However, the Capital Value Fund will pay a fee of 0.25% of net assets to Princeton Administrators for the provision of administrative services to the Capital Value Fund.

     Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. As a result of year-end tax adjustments, distributions for the Strategy Fund for the months of June, July and August 1999 will be reduced to a level which will reflect these adjustments. We anticipate that subsequent distributions should return to previous levels.

     We understand the frustration associated with the Funds' disappointing returns at a time when the US stock market appears to be rallying but we do believe that we are close to a climax and expect a decline to commence during calendar year 1999. Thank you for your continued support.

                                            Sincerely,

                                            Comstock Partners, Inc.
                                            Investment Policy Committee
Lawrenceville, New Jersey
June 18, 1999

*PERFORMANCE INFORMATION:

Total return assumes the reinvestment of dividends and distributions and excludes the effect of sales loads.

The Standard & Poor's 500 Index is a widely accepted unmanaged index of stock market performance which reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Lehman Brothers Government/Corporate Bond Index is a widely accepted unmanaged index of bond market performance which includes fixed rate issues rated investment grade or higher; all returns are market value weighted inclusive of accrued interest.

Investors should note that there can be no assurance that the markets will perform according to the investment adviser's expectations or that the adviser's investment approach will achieve its objectives.

--------------------------------------------------------------------------------

    You may now obtain current information about Comstock Partners Strategy
    Fund and Comstock Partners Capital Value Fund and our investment strategy through the Funds' internet web site
                              www.comstockfunds.com
    and a telephone information line 201-332-4422. Please save this information for future reference.
--------------------------------------------------------------------------------

TOTAL RETURN BASED ON A $10,000 INVESTMENT -- COMSTOCK PARTNERS STRATEGY FUND CLASS A SHARES*
                   S&P 500    Lehman Govt/
Date      Class A*    Index***   Corp Bond**** Blended Index*****
5/26/88** 9550        10000        10000         10000
4/89      10824       12554        10858         11452
4/90      12242       13879        11767         12498
4/91      13302       16324        13513         14475
4/92      14577       18615        14968         16199
4/93      15367       21334        17139         18249
4/94      16890       21416        17336         18726
4/95      17218       25156        18536         20712
4/96      17630       32756        20139         24066
4/97      16732       40989        21492         27235
4/98      14203       57823        23927         33154
4/99      12562       70441        25430         37040

    * The total return is based upon a hypothetical investment in Class O shares at the Fund's inception on 5/26/88 until the introduction of Class A shares on 7/15/92, assuming the current 4.5% maximum initial sales charge for Class A shares. The ending value of investments in the Fund's Class O shares (reflecting the deduction of the maximum initial sales charge of 4.5% when the Fund last offered Class O shares) and Class C shares (based on a hypothetical investment in Class O shares at the Fund's inception on 5/26/88 until 7/15/92 and Class A shares from 7/15/92 until 8/01/95) over the same time period would have been $12,811 and $12,779, respectively. Total return prior to 8/01/91 reflects performance of the Fund as a closed-end fund; as an open-end fund the Fund incurs certain additional expenses as a result of the continuous offering and redemption of its shares. Because Class A shares and Class C shares were not actually introduced until 7/15/92 and 8/01/95, respectively, total return for the period prior to the introduction of each such class (i) reflects the performance information for Class O shares and Class A shares, as appropriate (ii) does not reflect service and distribution fees borne by Class A shares and Class C shares, which, if reflected, would reduce the total return presented. Total return assumes the reinvestment of dividends and capital gains distributions.
   **  Fund's inception.
  *** This unmanaged broad-based index is comprised of common stocks. The index does not reflect the deduction of sales charges and expenses that are borne by mutual fund investors.
 **** This unmanaged broad-based index is comprised of US Government Agency and Treasury securities and investment grade corporate debt. The index does not reflect the deduction of sales charges and expenses that are borne by mutual fund investors.
***** The blended index contains 65% of Lehman Brothers Govt./Corp. Bond Index and 35% of S&P 500 Index.
       Past performance is not predictive of future performance.

AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDED APRIL 30, 1999)+

--------------------------------------------------------------------------------------------------------------------------
                                                                                                          SINCE FUND'S
                                                                                                           INCEPTION
                                                         ONE YEAR        FIVE YEARS      TEN YEARS         (5/26/88)
--------------------------------------------------------------------------------------------------------------------------
        COMSTOCK PARTNERS STRATEGY FUND CLASS O
        Without sales charge                                -11.32%           -5.47%          1.70%             2.72%
        With sales charge++                                 -15.31%           -6.33%          1.23%             2.29%
--------------------------------------------------------------------------------------------------------------------------
        COMSTOCK PARTNERS STRATEGY FUND CLASS A
        Without sales charge                                -11.56%           -5.74%          1.50%             2.54%
        With sales charge++                                 -15.54%           -6.61%          1.03%             2.11%
--------------------------------------------------------------------------------------------------------------------------
        COMSTOCK PARTNERS STRATEGY FUND CLASS C
        Without contingent deferred sales charge            -12.42%           -6.29%          1.21%             2.27%
        With contingent deferred sales charge+++            -13.23%           -6.29%          1.21%             2.27%
--------------------------------------------------------------------------------------------------------------------------

  + See first footnote to the preceding graph for a discussion of the presentation of total return.
 ++  Assuming maximum initial sales charge of 4.5%.
+++ Assuming payment of the maximum contingent deferred sales charge (CDSC). A CDSC of 1% is imposed on redemptions made within one year of purchase.

TOTAL RETURN BASED ON A $10,000 INVESTMENT--COMSTOCK PARTNERS CAPITAL VALUE FUND**** CLASS A SHARES*


        S&P 500 Index*** Capital Value Fund Class A Shares*
10/10/85   10000                      9552
4/86       13223                     13366
4/87       16728                     15148
4/88       15641                     17453
4/89       19221                     19476
4/90       21243                     22353
4/91       24978                     22984
4/92       28475                     23822
4/93       31100                     24328
4/94       32752                     24299
4/95       38464                     23929
4/96       50068                     23596
4/97       62646                     20535
4/98       88371                     14070
4/99      107661                     10440

   * The total return is based upon a hypothetical investment in Class A shares at the Fund's inception on 10/10/85, assuming the current 4.5% maximum initial sales charge for Class A shares. The ending value of investments in the Fund's Class B shares (based on a hypothetical investment in Class A shares at the Fund's inception on 10/10/85 until the introduction of Class B shares on 1/15/93), Class C shares (based upon a hypothetical investment in Class A shares at the Fund's inception on 10/10/85 until 1/15/93, and Class B shares from 1/15/93 until the introduction of Class C shares on 8/22/95) and Class R shares (based on a hypothetical investment in Class A shares at the Fund's inception on 10/10/85 until the introduction of Class R shares on 8/22/95) over the same time period would have been $10,402, $10,395 and $11,027, respectively. Because Class B shares were not actually introduced until
      1/15/93 and Class C shares and Class R shares were not actually introduced until 8/22/95, total return for the period prior to the introduction of each such class (i) in the case of Class B shares and Class R shares, reflects the performance information for Class A shares (ii) in the case of Class C shares, reflects the performance information for Class A shares and Class B shares, as appropriate and
      (iii) in the case of Class B shares and Class C shares, does not reflect higher service and distribution fees and certain administrative expenses borne by Class B shares and Class C shares, which, if reflected, would reduce the total return presented. Total return assumes the reinvestment of dividends and capital gains distributions.
  **  Fund's inception.
 *** This unmanaged broad-based index is comprised of common stocks. The index does not reflect the deduction of sales charges and expenses that are borne by mutual fund investors.
**** On July 25, 1996, the Comstock Partners Capital Value Fund became the successor to the Dreyfus Capital Value Fund. Performance data prior to this date reflects the performance of the Dreyfus Capital Value Fund.
      Past performance is not predictive of future performance.

AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDED APRIL 30, 1999)+

------------------------------------------------------------------------------------------------------------------------------
                                                                                                                SINCE FUND'S
                                                                                                 SINCE POLICY   INCEPTION
                                                     ONE YEAR      FIVE YEARS     TEN YEARS      INCEPTION++    (10/10/85)
------------------------------------------------------------------------------------------------------------------------------
        COMSTOCK PARTNERS CAPITAL VALUE FUND CLASS A
        Without sales charge                            -25.80%        -15.55%        -6.04%         -3.05%          0.66%
        With sales charge+++                            -29.16%        -16.32%        -6.48%         -3.42%          0.32%
------------------------------------------------------------------------------------------------------------------------------
        COMSTOCK PARTNERS CAPITAL VALUE FUND CLASS B
        Without contingent deferred sales charge        -26.19%        -16.16%        -6.51%         -3.45%          0.29%
        With contingent deferred sales charge++++       -28.97%        -16.40%           N/A            N/A            N/A
------------------------------------------------------------------------------------------------------------------------------
        COMSTOCK PARTNERS CAPITAL VALUE FUND CLASS C
        Without contingent deferred sales charge        -26.22%        -16.17%        -6.52%         -3.45%          0.29%
        With contingent deferred sales charge+++++      -26.91%            N/A           N/A            N/A            N/A
------------------------------------------------------------------------------------------------------------------------------
        COMSTOCK PARTNERS CAPITAL VALUE FUND CLASS R    -25.67%        -15.39%        -5.96%         -2.98%          0.72%
------------------------------------------------------------------------------------------------------------------------------

    + See first footnote to the preceding graph for a discussion of the presentation of total return.
   ++ On April 28, 1987, Comstock Partners, Inc., the Capital
      Value Fund's Investment Adviser, assumed investment responsibilities and the Fund changed its investment objective to the current investment objective.
  +++ Assuming maximum initial sales charge of 4.5%.
 ++++ Assuming payment of the maximum contingent deferred sales charge (CDSC). The maximum CDSC for Class B shares is 4% and is reduced to 0% after six years.
+++++ Assuming payment of the maximum CDSC. A CDSC of 1% is imposed on redemptions of Class C shares made within one year of purchase.

--------------------------------------------------------------------------------
 Comstock Partners Funds, Inc.
 Strategy Fund Schedule of Investments                      As of April 30, 1999

                    S&P     MOODY'S          SHARES HELD/                                                                VALUE
                   RATING*  RATING*           FACE AMOUNT                 ISSUE                                        (NOTE 1A)
BONDS
US Government                                                      US Treasury Bonds:
Obligations --
96.4%                 AAA     Aaa           $     9,000,000        6.250% due 8/15/2023                               $ 9,374,067
                      AAA     Aaa                 3,000,000        6.500% due 11/15/2026                                3,241,875
                      AAA     Aaa                 5,000,000        6.625% due 2/15/2027                                 5,495,315
                      AAA     Aaa                19,350,000        6.375% due 8/15/2027                                20,631,937
                                                                                                                      -----------
                                                                                                                       38,743,194
                                                                                                                      -----------

                      AAA     Aaa                13,540,000        US Treasury Notes 8.000% due 8/15/1999              13,671,176

---------------------------------------------------------------------------------------------------------------------------------
                                 TOTAL INVESTMENTS IN BONDS (cost $53,656,934)-- 96.4%                                 52,414,370
---------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS
Country Funds --
0.6%                                                 77,600        Lazard Vietnam Fund, Ltd. (a)                          131,920
                                                    324,915        Vietnam Enterprise Investment Fund, Ltd., Class R
                                                                   (a)(b)                                                 224,191
                                                                                                                      -----------
                                                                                                                          356,111

---------------------------------------------------------------------------------------------------------------------------------
                                 TOTAL INVESTMENTS IN COMMON STOCKS (cost $489,062) -- 0.6%                               356,111
---------------------------------------------------------------------------------------------------------------------------------

Total investments (cost $54,145,996) -- 97.0%                                                                          52,770,481
Put options purchased (cost $4,270,389) -- 2.4%+                                                                        1,300,838
Other assets less liabilities -- 0.6%                                                                                     299,352
                                                                                                                      -----------
Net Assets -- 100.0%                                                                                                  $54,370,671
                                                                                                                      -----------
                                                                                                                      -----------

+ Put options purchased as of April 30, 1999 are as follows:

                              NUMBER OF                                    EXPIRATION DATE/                               VALUE
                              CONTRACTS                  ISSUE              EXERCISE PRICE                              (NOTE 1A)
                                 316                 S&P 500 Index           Jun. 99/1100                              $   118,500
                                 277                 S&P 500 Index           Jun. 99/1125                                  145,425
                                 163                 S&P 500 Index           Jun. 99/1150                                  110,025
                                  47                 S&P 500 Index           Sep. 99/1200                                  160,388
                                 168                 S&P 500 Index           Sep. 99/1250                                  766,500
                                                                                                                       -----------
                                              Total put options purchased
                                                   (cost $4,270,389)                                                   $ 1,300,838
                                                                                                                       -----------
                                                                                                                       -----------

   * Ratings shown have not been audited by Ernst & Young LLP.
 (a) Non-income producing.
 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 1999 this security amounted to $224,191, or 0.41% of net assets.

                       See notes to financial statements.

--------------------------------------------------------------------------------
 Comstock Partners Funds, Inc.
 Capital Value Fund Schedule of Investments                 As of April 30, 1999

                                              SHARES
                    S&P     MOODY'S            HELD/                                                                     VALUE
                   RATING*  RATING*         FACE AMOUNT                               ISSUE                            (NOTE 1A)
BONDS
US Government
Obligations --
12.0%                 AAA     Aaa           $8,825,000         US Treasury Bonds 6.375% due 8/15/2027                $   9,409,656

----------------------------------------------------------------------------------------------------------------------------------
                                 TOTAL INVESTMENTS IN BONDS (cost $9,929,363) -- 12.0%                                   9,409,656
----------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS
Country Funds --
0.5%                                            87,000         Lazard Vietnam Fund, Ltd. (a)                               147,900
                                               324,915         Vietnam Enterprise Investment Fund, Ltd., Class R
                                                               (a)(b)                                                      224,191

----------------------------------------------------------------------------------------------------------------------------------
                                 TOTAL INVESTMENTS IN COMMON STOCKS (cost $491,162) -- 0.5%                                372,091
----------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM
SECURITIES (C)
US Government                                                  US Treasury Bills:
Obligations --
84.7%                 AAA     Aaa          $14,182,000         4.23% due 6/10/99 (d)(e)                                 14,113,444
                      AAA     Aaa              973,000         4.34% due 6/24/99                                           966,593
                      AAA     Aaa           51,282,000         4.37% due 7/22/99                                        50,766,872
                      AAA     Aaa              252,000         4.39% due 7/29/99 (e)                                       249,301

----------------------------------------------------------------------------------------------------------------------------------
                                 TOTAL INVESTMENTS IN SHORT-TERM SECURITIES (cost $66,115,944) -- 84.7%                 66,096,210
----------------------------------------------------------------------------------------------------------------------------------

Total investments (cost $76,536,469) -- 97.2%                                                                           75,877,957
Put options purchased (cost $4,865,517) -- 1.8%+                                                                         1,420,163
Variation margin on open futures contracts -- 0.3%++                                                                       233,750
Other assets less liabilities -- 0.7%                                                                                      509,766
                                                                                                                     -------------
Net Assets -- 100.0%                                                                                                  $ 78,041,636
                                                                                                                     -------------
                                                                                                                     -------------

+ Put options purchased as of April 30, 1999 are as follows:

                          NUMBER OF                                    EXPIRATION DATE/                                   VALUE
                          CONTRACTS                  ISSUE              EXERCISE PRICE                                  (NOTE 1A)
                              360                S&P 500 Index           Jun. 99/1100                                  $   135,000
                              250                S&P 500 Index           Jun. 99/1125                                      131,250
                              362                S&P 500 Index           Jun. 99/1150                                      244,350
                               70                S&P 500 Index           Sep. 99/1200                                      238,875
                              147                S&P 500 Index           Sep. 99/1250                                      670,688
                                                                                                                       -----------
                                          Total put options purchased
                                               (cost $4,865,517)                                                       $ 1,420,163
                                                                                                                       -----------
                                                                                                                       -----------

++ Open futures contracts as of April 30, 1999 are as follows:

                           NUMBER OF                                                            VALUE         UNREALIZED
                           CONTRACTS           ISSUE                      EXPIRATION DATE     (NOTE 1A)       DEPRECIATION
         FUTURES SOLD:         85          S&P 500 Index                  Jun 99             $(28,400,625)     $  (68,350)
                                                                                             ------------      ----------
                                                                                             ------------      ----------

 *   Ratings shown have not been audited by Ernst & Young LLP.
(a)  Non-income producing.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 1999, this security amounted to $224,191, or 0.29% of net assets.
(c) These securities are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.
(d)  Partially held by the broker as collateral for open short positions.
(e) Partially held by the custodian in a segregated account as collateral for open futures positions.

                       See notes to financial statements.

--------------------------------------------------------------------------------
 Comstock Partners Funds, Inc.
 Capital Value Fund Statement of Securities Sold Short      As of April 30, 1999

                                                                                                                         VALUE
COMMON STOCKS                               SHARES             ISSUE                                                   (NOTE 1A)
Consumer -- 1.9%                             22,400        Coca-Cola                                                  $  1,523,200
                                                                                                                      ------------
Domestic Index -- 3.0%                       22,000        NASDAQ-100 Shares                                             2,362,250
                                                                                                                      ------------
Finance -- 2.6%                              30,000        Edwards (A.G.)                                                1,050,000
                                             42,000        United Asset Management                                         947,625
                                                                                                                      ------------
                                                                                                                         1,997,625
                                                                                                                      ------------
Foreign Index -- 1.1%                        20,000        WEBS, France Index Series                                       433,750
                                             20,000        WEBS, Germany Index Series                                      425,000
                                                                                                                      ------------
                                                                                                                           858,750
                                                                                                                      ------------
Manufacturing -- 2.8%                        19,300        Kerr-McGee                                                      817,838
                                             48,600        Lubrizol                                                      1,345,612
                                                                                                                      ------------
                                                                                                                         2,163,450
                                                                                                                      ------------
Retail -- 1.6%                               48,700        Mattel                                                        1,260,113
                                                                                                                      ------------
Technology -- 6.2%                           23,800        Citrix Systems                                                1,011,500
                                             15,000        Infoseek                                                        765,936
                                             11,600        Intel                                                           709,775
                                             15,000        KLA-Tencor                                                      744,375
                                             10,200        Network Solutions, Cl. A                                        793,050
                                              4,500        Yahoo                                                           786,094
                                                                                                                      ------------
                                                                                                                         4,810,730

----------------------------------------------------------------------------------------------------------------------------------
                                 TOTAL INVESTMENTS IN SECURITIES SOLD SHORT (proceeds $15,161,473)-- 19.2%             $14,976,118
----------------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements.

--------------------------------------------------------------------------------
Comstock Partners Funds, Inc. Statements of Assets and Liabilities
                                                            As of April 30, 1999

                                                                STRATEGY     CAPITAL VALUE
                                                                  FUND           FUND
                                                              ------------   ------------
ASSETS:
Investments at value (cost $54,145,996 and $76,536,469,
  respectively) (Note 1a)...................................  $ 52,770,481   $ 75,877,957
Put options purchased (cost $4,270,389 and $4,865,517,
  respectively) (Note 1a)...................................     1,300,838      1,420,163
Cash........................................................        15,560             --
Receivable from brokers for proceeds on securities sold
  short.....................................................            --     15,161,473
Receivables:
    Variation margin on open futures contracts..............            --        233,750
    Interest................................................       755,120        135,487
    Capital stock sold......................................       121,194        787,572
Other assets................................................         5,882          6,944
                                                              ------------   ------------
    Total assets............................................    54,969,075     93,623,346
                                                              ------------   ------------
LIABILITIES:
Payables:
    Short sales (proceeds $15,161,473)......................            --     14,976,118
    Dividends to shareholders (Note 1f).....................       238,948             --
    Capital stock redeemed..................................       158,755        177,765
    Investment advisory fees (Note 2).......................        27,648         48,581
    Sub-investment advisory fees (Note 2)...................            --         23,258
    Administrative fees (Note 2)............................        11,520             --
    Service and Distribution Plan fees (Note 2).............         2,296         28,846
    Due to Dreyfus Transfer, Inc. (Note 2)..................        34,300          4,100
    Securities purchased....................................            --        145,879
    Cash overdraft due to Custodian.........................            --         88,477
Accrued expenses and other liabilities......................       124,937         88,686
                                                              ------------   ------------
    Total liabilities.......................................       598,404     15,581,710
                                                              ------------   ------------
NET ASSETS..................................................  $ 54,370,671   $ 78,041,636
                                                              ------------   ------------
                                                              ------------   ------------
NET ASSETS CONSIST OF:
    Paid in capital.........................................  $146,135,651   $353,495,635
    Undistributed net investment income.....................       128,253        850,950
    Accumulated net realized loss on investments, put
      options, futures, short sale transactions and foreign
      currency transactions.................................   (87,548,167)  (272,318,088)
    Net unrealized appreciation on short sale
      transactions..........................................            --        185,355
    Net unrealized depreciation on investments, put options
      purchased and futures transactions....................    (4,345,066)    (4,172,216)
                                                              ------------   ------------
NET ASSETS..................................................  $ 54,370,671   $ 78,041,636
                                                              ------------   ------------
                                                              ------------   ------------
SHARES OF COMMON STOCK OUTSTANDING:
    Class O shares:
      150 million of $0.001 par value authorized............     9,275,800             --
                                                              ------------   ------------
                                                              ------------   ------------
    Class A shares:
      200 million of $0.001 par value authorized............     1,591,490             --
                                                              ------------   ------------
                                                              ------------   ------------
      125 million of $0.001 par value authorized............            --     16,964,884
                                                              ------------   ------------
                                                              ------------   ------------
    Class B shares:
      125 million of $0.001 par value authorized............            --      3,967,260
                                                              ------------   ------------
                                                              ------------   ------------
    Class C shares:
      200 million of $0.001 par value authorized............       143,771             --
                                                              ------------   ------------
                                                              ------------   ------------
      125 million of $0.001 par value authorized............            --      1,509,685
                                                              ------------   ------------
                                                              ------------   ------------
    Class R shares:
      125 million of $0.001 par value authorized............            --          8,401
                                                              ------------   ------------
                                                              ------------   ------------
NET ASSET VALUE PER SHARE:
    Class O shares:
      $45,803,414 / 9,275,800 shares........................  $       4.94             --
                                                              ------------   ------------
                                                              ------------   ------------
    Class A shares:
      $7,857,657 / 1,591,490 shares and $59,245,837 /
        16,964,884 shares, respectively.....................  $       4.94   $       3.49
                                                              ------------   ------------
                                                              ------------   ------------
    Class B shares:
      $13,752,710 / 3,967,260 shares........................            --   $       3.47
                                                              ------------   ------------
                                                              ------------   ------------
    Class C shares:
      $709,600 / 143,771 shares and $5,013,828 / 1,509,685
      shares, respectively..................................  $       4.94   $       3.32
                                                              ------------   ------------
                                                              ------------   ------------
    Class R shares:
      $29,261 / 8,401 shares................................            --   $       3.48
                                                              ------------   ------------
                                                              ------------   ------------

                       See notes to financial statements.

--------------------------------------------------------------------------------
 Comstock Partners Funds, Inc.
 Statements of Operations for the Year Ended April 30, 1999

                                                                STRATEGY       CAPITAL
                                                                  FUND        VALUE FUND
                                                              ------------   ------------
INVESTMENT INCOME (NOTE 1E):
Interest and discount earned................................  $  5,165,833   $  5,364,895
Dividends (net of withholding tax of $1,350 and $1,728,
  respectively).............................................        45,292         33,422
                                                              ------------   ------------
    Total investment income.................................     5,211,125      5,398,317
                                                              ------------   ------------
EXPENSES:
Investment advisory fees (Note 2)...........................       460,751        392,277
Administrative fees (Note 2)................................       300,000             --
Dividends on securities sold short..........................            --        740,329
Transfer agent fees (Note 2)................................       300,444        235,992
Sub-investment advisory fees (Note 2).......................            --        343,244
Service and Distribution Plan fees (Note 2).................        56,304        464,150
Professional fees...........................................        87,577         93,665
Printing and shareholder reports............................        34,985          8,029
Registration fees...........................................        23,078         51,466
Insurance...................................................        16,584         13,619
Directors' fees and expenses................................        28,484         35,932
Custodian fees..............................................         3,004         13,847
Other operating expenses....................................         1,263          1,729
                                                              ------------   ------------
    Total expenses..........................................     1,312,474      2,394,279
    Waiver of administrative fees (Note 2)..................      (108,020)            --
                                                              ------------   ------------
    Net expenses............................................     1,204,454      2,394,279
                                                              ------------   ------------
NET INVESTMENT INCOME.......................................     4,006,671      3,004,038

REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS AND FOREIGN CURRENCY
    TRANSACTIONS (NOTES 1B, 1C, 1E & 3):
Net realized loss on investments, put options purchased and
  futures transactions......................................   (18,605,800)   (36,312,815)
Net realized loss on short sale transactions................            --     (4,513,603)
Net realized gain (loss) on foreign currency transactions...      (258,095)           232
Change in net unrealized depreciation
    on investments, put options purchased and futures
    transactions............................................     6,462,751     10,410,516
Change in net unrealized appreciation on short sale
  transactions..............................................            --     (3,337,189)
Change in net unrealized appreciation (depreciation) on
  foreign currency transactions.............................            85           (229)
                                                              ------------   ------------
NET DECREASE IN NET ASSETS
    RESULTING FROM OPERATIONS...............................  $ (8,394,388)  $(30,749,050)
                                                              ------------   ------------
                                                              ------------   ------------

                       See notes to financial statements.

--------------------------------------------------------------------------------
Comstock Partners Funds, Inc.               Statements of Changes in Net Assets

                                                                   STRATEGY FUND                      CAPITAL VALUE FUND
                                                         --------------------------------      --------------------------------
                                                           FOR THE            FOR THE            FOR THE            FOR THE
                                                          YEAR ENDED         YEAR ENDED         YEAR ENDED         YEAR ENDED
                                                        APRIL 30, 1999     APRIL 30, 1998     APRIL 30, 1999     APRIL 30, 1998
                                                          ------------       ------------       ------------       ------------
OPERATIONS:       Net investment income..............     $  4,006,671       $  8,077,426       $  3,004,038       $  6,544,573
                  Net realized loss on investments,
                         put options purchased and
                         futures transactions........      (18,605,800)       (27,577,080)       (36,312,815)       (62,173,921)
                  Net realized loss on short sale
                         transactions................               --                 --         (4,513,603)       (12,832,985)
                  Net realized gain (loss) on foreign
                         currency transactions.......         (258,095)          (740,328)               232            527,134
                  Change in net unrealized
                         depreciation on investments,
                         put options purchased and
                         futures transactions........        6,462,751         (1,114,320)        10,410,516          9,251,284
                  Change in net unrealized
                         appreciation on short sale
                         transactions................               --                 --         (3,337,189)        (2,948,168)
                  Change in net unrealized
                         appreciation (depreciation)
                         on foreign currency
                         transactions................               85              3,070               (229)            33,277
                                                          ------------       ------------       ------------       ------------
                  Net decrease in net assets
                         resulting from operations...       (8,394,388)       (21,351,232)       (30,749,050)       (61,598,806)
                                                          ------------       ------------       ------------       ------------
DIVIDENDS AND
DISTRIBUTIONS TO
SHAREHOLDERS:     Net investment income
                          Class O shares.............       (5,160,678)        (8,610,093)                --                 --
                          Class A shares.............       (1,164,003)        (2,388,760)        (4,670,703)       (12,466,331)
                          Class B shares.............               --                 --         (1,055,304)        (4,682,782)
                          Class C shares.............         (161,582)          (318,865)          (424,045)        (1,564,172)
                          Class R shares.............               --                 --             (2,791)            (3,942)
                                                          ------------       ------------       ------------       ------------
                  Net decrease in net assets
                         resulting from dividends and
                         distributions...............       (6,486,263)       (11,317,718)        (6,152,843)       (18,717,227)
                                                          ------------       ------------       ------------       ------------
CAPITAL STOCK
TRANSACTIONS:     Net proceeds from shares sold:
                          Class A shares.............        6,709,067          8,461,712         72,881,288         89,446,461
                          Class B shares.............               --                 --          9,536,857          7,876,880
                          Class C shares.............        3,427,816          2,009,142          6,171,123         13,818,333
                          Class R shares.............               --                 --             15,615              6,595
                  Dividends and distributions
                         reinvested:
                          Class O shares.............        1,057,662          1,697,713                 --                 --
                          Class A shares.............          456,571            819,637          2,493,441          8,919,796
                          Class B shares.............               --                 --            785,985          3,073,203
                          Class C shares.............           43,829             75,612            299,295            530,907
                          Class R shares.............               --                 --              2,758              3,840
                  Cost of shares redeemed:
                          Class O shares.............      (15,458,293)       (40,070,923)                --                 --
                          Class A shares.............      (14,435,471)       (27,719,716)       (53,055,530)      (140,910,685)
                          Class B shares.............               --                 --        (16,164,345)       (28,090,811)
                          Class C shares.............       (3,893,287)       (12,326,541)        (6,762,314)        (8,437,377)
                          Class R shares.............               --                 --             (4,488)           (69,483)
                                                          ------------       ------------       ------------       ------------
                  Net increase (decrease) in net
                         assets resulting from
                         capital stock
                         transactions................      (22,092,106)       (67,053,364)        16,199,685        (53,832,341)
                                                          ------------       ------------       ------------       ------------
                  Decrease in net assets.............      (36,972,757)       (99,722,314)       (20,702,208)      (134,148,374)

NET ASSETS:       Beginning of year..................       91,343,428        191,065,742         98,743,844        232,892,218
                                                          ------------       ------------       ------------       ------------
                  End of year........................     $ 54,370,671       $ 91,343,428       $ 78,041,636       $ 98,743,844
                                                          ------------       ------------       ------------       ------------
                                                          ------------       ------------       ------------       ------------
                  Undistributed net investment
                         income......................     $    448,815       $  2,928,407       $    850,950       $  3,999,755
                                                          ------------       ------------       ------------       ------------
                                                          ------------       ------------       ------------       ------------

                       See notes to financial statements.

--------------------------------------------------------------------------------
Comstock Partners Funds, Inc.    Statements of Changes in Net Assets (Concluded)

                                                                   STRATEGY FUND                      CAPITAL VALUE FUND
                                                          -------------------------------       -------------------------------
                                                           FOR THE            FOR THE            FOR THE            FOR THE
                                                          YEAR ENDED         YEAR ENDED         YEAR ENDED         YEAR ENDED
                                                        APRIL 30, 1999     APRIL 30, 1998     APRIL 30, 1999     APRIL 30, 1998
                                                          ------------       ------------       ------------       ------------
CAPITAL STOCK
TRANSACTIONS:     Shares sold:
                          Class A shares.............        1,143,386          1,196,510         14,850,897         13,723,148
                          Class B shares.............               --                 --          1,946,743          1,254,106
                          Class C shares.............          544,088            275,260          1,308,333          2,123,191
                          Class R shares.............               --                 --              3,367              1,138
                  Shares issued for dividends and
                         distributions reinvested:
                          Class O shares.............          188,009            243,622                 --                 --
                          Class A shares.............           80,055            118,404            609,643          1,554,110
                          Class B shares.............               --                 --            193,117            541,057
                          Class C shares.............            7,462             10,533             76,743             95,751
                          Class R shares.............               --                 --                678                672
                  Shares redeemed:
                          Class O shares.............       (2,738,860)        (5,756,722)                --                 --
                          Class A shares.............       (2,580,491)        (3,945,162)       (11,235,997)       (21,201,003)
                          Class B shares.............               --                 --         (3,428,678)        (4,189,733)
                          Class C shares.............         (701,666)        (1,673,545)        (1,546,743)        (1,423,063)
                          Class R shares.............               --                 --             (1,111)            (9,912)
                                                          ------------       ------------       ------------       ------------
                  Net increase (decrease) in shares
                         outstanding.................       (4,058,017)        (9,531,100)         2,776,992         (7,530,538)
                                                          ------------       ------------       ------------       ------------
                                                          ------------       ------------       ------------       ------------

                       See notes to financial statements.

--------------------------------------------------------------------------------
Comstock Partners Funds, Inc.        Strategy Fund         Financial Highlights

The following per share data and ratios have been derived from information provided in the financial statements.

                                           FOR THE YEAR                     FOR THE YEAR
                                              ENDED                            ENDED
                                          APRIL 30, 1999                   APRIL 30, 1998
                                  ------------------------------   ------------------------------
                                  CLASS O    CLASS A    CLASS C    CLASS O    CLASS A    CLASS C
                                  --------   --------   --------   --------   --------   --------
NET ASSET VALUE, BEGINNING OF
      YEAR.....................   $   6.06   $   6.06   $   6.06   $   7.77   $   7.77   $   7.74
                                  --------   --------   --------   --------   --------   --------
INCOME FROM INVESTMENT
      OPERATIONS
Net investment income (1)......       0.30       0.29       0.26       0.43       0.42       0.37
Net realized and unrealized
      gain (loss) on
      investments, put options
      purchased, futures
      transactions and foreign
      currency transactions....      (0.94)     (0.95)     (0.97)     (1.54)     (1.55)     (1.54)
                                  --------   --------   --------   --------   --------   --------
        Total from investment
          operations...........      (0.64)     (0.66)     (0.71)     (1.11)     (1.13)     (1.17)
                                  --------   --------   --------   --------   --------   --------
LESS DIVIDENDS AND
      DISTRIBUTIONS
Dividends from net investment
      income...................      (0.48)     (0.46)     (0.41)     (0.60)     (0.58)     (0.51)
Distributions from realized
      gains on foreign currency
      transactions.............      --         --         --         --         --         --
                                  --------   --------   --------   --------   --------   --------
        Total dividends
          and distributions....      (0.48)     (0.46)     (0.41)     (0.60)     (0.58)     (0.51)
                                  --------   --------   --------   --------   --------   --------
NET ASSET VALUE, END OF YEAR...   $   4.94   $   4.94   $   4.94   $   6.06   $   6.06   $   6.06
                                  --------   --------   --------   --------   --------   --------
                                  --------   --------   --------   --------   --------   --------
Total investment return (2)....     (11.32)%   (11.56)%   (12.42)%   (14.88)%   (15.11)%   (15.61)%
                                  --------   --------   --------   --------   --------   --------
                                  --------   --------   --------   --------   --------   --------
RATIOS/SUPPLEMENTARY DATA
Net assets, end of year (000
      omitted).................   $ 45,803   $  7,858   $    710   $ 71,692   $ 17,871   $  1,780
                                  --------   --------   --------   --------   --------   --------
                                  --------   --------   --------   --------   --------   --------
Ratio of expenses to average
      net assets...............       1.49%      1.75%      2.48%      1.31%      1.55%      2.29%
                                  --------   --------   --------   --------   --------   --------
                                  --------   --------   --------   --------   --------   --------
Decrease reflected in above
      expense ratios due to
      waiver of administrative
      fees.....................       0.14%      0.14%      0.14%      0.01%      0.01%      0.01%
                                  --------   --------   --------   --------   --------   --------
                                  --------   --------   --------   --------   --------   --------
Ratio of net investment income
      to average net assets....       5.29%      5.05%      4.14%      6.01%      5.79%      5.08%
                                  --------   --------   --------   --------   --------   --------
                                  --------   --------   --------   --------   --------   --------
Portfolio turnover rate........        130%       130%       130%       227%       227%       227%
                                  --------   --------   --------   --------   --------   --------
                                  --------   --------   --------   --------   --------   --------

                                           FOR THE YEAR
                                              ENDED
                                          APRIL 30, 1997
                                 --------------------------------
                                  CLASS O     CLASS A    CLASS C
                                 ----------   --------   --------
NET ASSET VALUE, BEGINNING OF
      YEAR.....................  $     8.78   $   8.78   $   8.77
                                 ----------   --------   --------
INCOME FROM INVESTMENT
      OPERATIONS
Net investment income (1)......        0.78       0.54       0.45
Net realized and unrealized
      gain (loss) on
      investments, put options
      purchased, futures
      transactions and foreign
      currency transactions....       (1.19)     (0.96)     (0.95)
                                 ----------   --------   --------
        Total from
          investment
          operations...........       (0.41)     (0.42)     (0.50)
                                 ----------   --------   --------
LESS DIVIDENDS AND
      DISTRIBUTIONS
Dividends from net investment
      income...................       (0.47)     (0.46)     (0.41)
Distributions from realized
      gains on foreign currency
      transactions.............       (0.13)     (0.13)     (0.12)
                                 ----------   --------   --------
        Total dividends
          and distributions....       (0.60)     (0.59)     (0.53)
                                 ----------   --------   --------
NET ASSET VALUE, END OF YEAR...  $     7.77   $   7.77   $   7.74
                                 ----------   --------   --------
                                 ----------   --------   --------
Total investment return (2)....       (4.85)%    (5.10)%    (5.94)%
                                 ----------   --------   --------
                                 ----------   --------   --------
RATIOS/SUPPLEMENTARY DATA
Net assets, end of year (000
      omitted).................  $  134,719   $ 43,327   $ 13,020
                                 ----------   --------   --------
                                 ----------   --------   --------
Ratio of expenses to average
      net assets...............        1.18%      1.43%      2.14%
                                 ----------   --------   --------
                                 ----------   --------   --------
Decrease reflected in above
      expense ratios due to
      waiver of administrative
      fees.....................      --          --         --
                                 ----------   --------   --------
                                 ----------   --------   --------
Ratio of net investment income
      to average net assets....        6.80%      6.55%      5.81%
                                 ----------   --------   --------
                                 ----------   --------   --------
Portfolio turnover rate........         126%       126%       126%
                                 ----------   --------   --------
                                 ----------   --------   --------

                       See notes to financial statements.

--------------------------------------------------------------------------------
 Comstock Partners Funds, Inc.  Strategy Fund   Financial Highlights (concluded)

The following per share data and ratios have been derived from information provided in the financial statements.

                                                                FOR THE YEAR                  FOR THE YEAR
                                                                   ENDED                          ENDED
                                                               APRIL 30, 1996                APRIL 30, 1995
                                                       ------------------------------      -------------------
                                                       CLASS O    CLASS A    CLASS C+      CLASS O    CLASS A
                                                       --------   --------   --------      --------   --------
NET ASSET VALUE, BEGINNING OF YEAR..................   $   9.10   $   9.10   $   9.00      $   9.40   $   9.41
                                                       --------   --------   --------      --------   --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (1)...........................       0.76       0.57       0.37          0.66       0.52
Net realized and unrealized gain (loss) on
      investments, put options purchased, futures
      transactions and foreign currency
      transactions..................................      (0.53)     (0.36)     (0.22)        (0.44)     (0.34)
                                                       --------   --------   --------      --------   --------
              Total from investment operations......       0.23       0.21       0.15          0.22       0.18
                                                       --------   --------   --------      --------   --------
LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income................      (0.55)     (0.53)     (0.38)        (0.52)     (0.49)
                                                       --------   --------   --------      --------   --------
NET ASSET VALUE, END OF YEAR........................   $   8.78   $   8.78   $   8.77      $   9.10   $   9.10
                                                       --------   --------   --------      --------   --------
                                                       --------   --------   --------      --------   --------
Total investment return (2).........................       2.66%      2.40%      1.96%(3)      2.39%     1.94%
                                                       --------   --------   --------      --------   --------
                                                       --------   --------   --------      --------   --------
RATIOS/SUPPLEMENTARY DATA
Net assets, end of year (000 omitted)...............   $224,148   $ 53,652   $    317      $329,624   $ 65,874
                                                       --------   --------   --------      --------   --------
                                                       --------   --------   --------      --------   --------
Ratio of expenses to average net assets.............       1.23%      1.48%      2.28%(4)      1.14%     1.46%
                                                       --------   --------   --------      --------   --------
                                                       --------   --------   --------      --------   --------
Ratio of net investment income to average net
      assets........................................       6.56%      6.33%      5.79%(4)      6.19%     5.83%
                                                       --------   --------   --------      --------   --------
                                                       --------   --------   --------      --------   --------
Portfolio turnover rate.............................         96%        96%        96%          100%       100%
                                                       --------   --------   --------      --------   --------
                                                       --------   --------   --------      --------   --------

   + Class C shares were introduced on August 1, 1995. Except as indicated below, information is presented for the period from August 1, 1995 to April 30, 1996.
 (1)  Based on average shares outstanding.
 (2) Total investment returns exclude the effects of sales loads and assume reinvestment of dividends and distributions.
 (3) Total investment return is presented for the year ended April 30, 1996. For the period prior to August 1, 1995, total investment return is based upon the total investment return for Class A shares, and does not reflect the greater service and distribution fees and certain other expenses borne by Class C shares.
 (4)  Annualized.

                       See notes to financial statements.

--------------------------------------------------------------------------------
 Comstock Partners Funds, Inc.     Capital Value Fund     Financial Highlights

The following per share data and ratios have been derived from information provided in the financial statements.

                                                FOR THE YEAR ENDED
                                                  APRIL 30, 1999
                                      --------------------------------------
                                      CLASS A   CLASS B   CLASS C   CLASS R
                                      -------   -------   -------   --------
NET ASSET VALUE, BEGINNING OF
 PERIOD.............................  $  5.06   $  4.99   $  4.80   $   5.05
                                      -------   -------   -------   --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)........     0.14(1)   0.11(1)   0.10(1)    0.15(1)
Net realized and unrealized gain
 (loss) on investments, put options
 purchased, futures transactions,
 short sale transactions and foreign
 currency transactions..............    (1.40)    (1.38)    (1.32)     (1.40)
                                      -------   -------   -------   --------
   Total from investment
   operations.......................    (1.26)    (1.27)    (1.22)     (1.25)
                                      -------   -------   -------   --------
LESS DIVIDENDS
Dividends from net investment
 income.............................    (0.31)    (0.25)    (0.26)     (0.32)
                                      -------   -------   -------   --------
NET ASSET VALUE, END OF PERIOD......  $  3.49   $  3.47   $  3.32   $   3.48
                                      -------   -------   -------   --------
                                      -------   -------   -------   --------
Total investment return (2).........   (25.80)%  (26.19)%  (26.22)%   (25.67)%
                                      -------   -------   -------   --------
                                      -------   -------   -------   --------
RATIOS/SUPPLEMENTARY DATA
Net assets, end of period (000
 omitted)...........................  $59,246   $13,752   $ 5,014   $     29
                                      -------   -------   -------   --------
                                      -------   -------   -------   --------
Ratio of expenses to average
 net assets.........................     1.47%     2.21%     2.18%      1.24%
                                      -------   -------   -------   --------
                                      -------   -------   -------   --------
Ratio of interest expense and
 dividends on securities sold short
 to average net assets..............     0.72%     0.85%     0.78%      0.72%
                                      -------   -------   -------   --------
                                      -------   -------   -------   --------
Ratio of net investment income to
 average net assets.................     3.31%     2.46%     2.54%      3.56%
                                      -------   -------   -------   --------
                                      -------   -------   -------   --------
Portfolio turnover rate.............      465%      465%      465%       465%
                                      -------   -------   -------   --------
                                      -------   -------   -------   --------

                                                 FOR THE YEAR ENDED
                                                   APRIL 30, 1998
                                      -----------------------------------------
                                       CLASS A     CLASS B   CLASS C    CLASS R
                                      ----------   -------   --------   -------
NET ASSET VALUE, BEGINNING OF
 PERIOD.............................  $     8.62   $  8.45   $   8.31   $  8.62
                                      ----------   -------   --------   -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)........      0.31(1)   0.25(1)    0.23(1)   0.33(1)
Net realized and unrealized gain
 (loss) on investments, put options
 purchased, futures transactions,
 short sale transactions and foreign
 currency transactions..............       (2.91)    (2.85)     (2.78)    (2.91)
                                      ----------   -------   --------   -------
   Total from investment
   operations.......................       (2.60)    (2.60)     (2.55)    (2.58)
                                      ----------   -------   --------   -------
LESS DIVIDENDS
Dividends from net investment
 income.............................       (0.96)    (0.86)     (0.96)    (0.99)
                                      ----------   -------   --------   -------
NET ASSET VALUE, END OF PERIOD......  $     5.06   $  4.99   $   4.80   $  5.05
                                      ----------   -------   --------   -------
                                      ----------   -------   --------   -------
Total investment return (2).........      (31.48)%  (32.01)%   (32.10)%  (31.28)%
                                      ----------   -------   --------   -------
                                      ----------   -------   --------   -------
RATIOS/SUPPLEMENTARY DATA
Net assets, end of period (000
 omitted)...........................  $   64,452   $26,235   $  8,029   $    28
                                      ----------   -------   --------   -------
                                      ----------   -------   --------   -------
Ratio of expenses to average
 net assets.........................        1.35%     2.10%      2.08%     1.11%
                                      ----------   -------   --------   -------
                                      ----------   -------   --------   -------
Ratio of interest expense and
 dividends on securities sold short
 to average net assets..............        0.24%     0.24%      0.21%     0.26%
                                      ----------   -------   --------   -------
                                      ----------   -------   --------   -------
Ratio of net investment income to
 average net assets.................        4.49%     3.74%      3.70%     4.73%
                                      ----------   -------   --------   -------
                                      ----------   -------   --------   -------
Portfolio turnover rate.............         359%      359%       359%      359%
                                      ----------   -------   --------   -------
                                      ----------   -------   --------   -------

                                                 FOR THE YEAR ENDED
                                                   APRIL 30, 1997
                                      -----------------------------------------
                                       CLASS A     CLASS B    CLASS C   CLASS R
                                      ----------   --------   -------   -------
NET ASSET VALUE, BEGINNING OF
 PERIOD.............................  $    10.54   $  10.38   $ 10.24   $ 10.53
                                      ----------   --------   -------   -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)........        0.59       0.54      0.57      0.82(1)
Net realized and unrealized gain
 (loss) on investments, put options
 purchased, futures transactions,
 short sale transactions and foreign
 currency transactions..............       (1.92)     (1.93)    (1.91)    (2.13)
                                      ----------   --------   -------   -------
   Total from investment
   operations.......................       (1.33)     (1.39)    (1.34)    (1.31)
                                      ----------   --------   -------   -------
LESS DIVIDENDS
Dividends from net investment
 income.............................       (0.59)     (0.54)    (0.59)    (0.60)
                                      ----------   --------   -------   -------
NET ASSET VALUE, END OF PERIOD......  $     8.62   $   8.45   $  8.31   $  8.62
                                      ----------   --------   -------   -------
                                      ----------   --------   -------   -------
Total investment return (2).........      (12.97)%   (13.69)%  (13.47)%  (12.83)%
                                      ----------   --------   -------   -------
                                      ----------   --------   -------   -------
RATIOS/SUPPLEMENTARY DATA
Net assets, end of period (000
 omitted)...........................  $  160,834   $ 64,671   $ 7,271   $   117
                                      ----------   --------   -------   -------
                                      ----------   --------   -------   -------
Ratio of expenses to average
 net assets.........................        1.28%      2.03%     2.07%     1.19%
                                      ----------   --------   -------   -------
                                      ----------   --------   -------   -------
Ratio of interest expense and
 dividends on securities sold short
 to average net assets..............        0.51%      0.50%     0.47%     0.38%
                                      ----------   --------   -------   -------
                                      ----------   --------   -------   -------
Ratio of net investment income to
 average net assets.................        6.16%      5.52%     6.02%     8.65%
                                      ----------   --------   -------   -------
                                      ----------   --------   -------   -------
Portfolio turnover rate.............         399%       399%      399%      399%
                                      ----------   --------   -------   -------
                                      ----------   --------   -------   -------

                       See notes to financial statements.

--------------------------------------------------------------------------------
 Comstock Partners Funds, Inc.     Capital Value Fund     Financial Highlights
                                                                     (concluded)

The following per share data and ratios have been derived from information provided in the financial statements.

                                                    FOR THE SEVEN
                                                     MONTHS ENDED
                                                    APRIL 30, 1996
                                  --------------------------------------------------
                                  CLASS A        CLASS B       CLASS C       CLASS R
                                  --------       -------       -------       -------
NET ASSET VALUE, BEGINNING
 OF PERIOD.................        $ 10.61       $ 10.41       $ 10.41       $ 10.62
                                  --------       -------       -------       -------
INCOME FROM INVESTMENT
 OPERATIONS
Net investment income......           0.22          0.18          0.44          0.30
Net realized and unrealized
 gain (loss) on
 investments, put options
 purchased, futures
 transactions, short sale
 transactions and foreign
 currency transactions.....           0.17          0.16         (0.12)         0.09
                                  --------       -------       -------       -------
   Total from investment
   operations..............           0.39          0.34          0.32          0.39
                                  --------       -------       -------       -------
LESS DIVIDENDS
Dividends from net
 investment income.........          (0.46)        (0.37)        (0.49)        (0.48)
                                  --------       -------       -------       -------
NET ASSET VALUE, END OF
 PERIOD....................        $ 10.54       $ 10.38       $ 10.24       $ 10.53
                                  --------       -------       -------       -------
                                  --------       -------       -------       -------
Total investment return
 (2).......................           3.81%         3.36%         3.30%         3.97%
                                  --------       -------       -------       -------
                                  --------       -------       -------       -------
RATIOS/SUPPLEMENTARY DATA
Net assets, end of period
 (000 omitted).............       $241,472       $81,786       $ 3,531       $     1
                                  --------       -------       -------       -------
                                  --------       -------       -------       -------
Ratio of operating expenses
 to average net assets.....           0.75%(3)      1.18%(3)      1.28%(3)      0.61%(3)
                                  --------       -------       -------       -------
                                  --------       -------       -------       -------
Ratio of interest expense
 and dividends on
 securities sold short to
 average net assets........           0.18%(3)      0.19%(3)      0.18%(3)      0.17%(3)
                                  --------       -------       -------       -------
                                  --------       -------       -------       -------
Ratio of net investment
 income to average net
 assets....................           2.13%(3)      1.70%(3)      1.71%(3)      2.28%(3)
                                  --------       -------       -------       -------
                                  --------       -------       -------       -------
Portfolio turnover rate....             56%(3)        56%(3)        56%(3)        56%(3)
                                  --------       -------       -------       -------
                                  --------       -------       -------       -------

                                                  FOR THE YEAR                                     FOR THE YEAR
                                                     ENDED                                             ENDED
                                               SEPTEMBER 30, 1995                               SEPTEMBER 30, 1994
                             ------------------------------------------------------           -----------------------
                              CLASS A         CLASS B       CLASS C+       CLASS R+           CLASS A        CLASS B
                             ----------       -------       --------       --------           --------       --------
NET ASSET VALUE, BEGINNING
 OF PERIOD.................  $    11.88       $ 11.69       $ 10.64        $ 10.84            $  11.42       }$ 11.32
                             ----------       -------       -------        -------            --------       --------
INCOME FROM INVESTMENT
 OPERATIONS
Net investment income......        0.36          0.31          0.02           0.04                0.24           0.23
Net realized and unrealized
 gain (loss) on
 investments, put options
 purchased, futures
 transactions, short sale
 transactions and foreign
 currency transactions.....       (1.37)        (1.38)        (0.25)         (0.26)               0.46           0.38
                             ----------       -------       -------        -------            --------       --------
   Total from investment
   operations..............       (1.01)        (1.07)        (0.23)         (0.22)               0.70           0.61
                             ----------       -------       -------        -------            --------       --------
LESS DIVIDENDS
Dividends from net
 investment income.........       (0.26)        (0.21)        --             --                  (0.24)         (0.24)
                             ----------       -------       -------        -------            --------       --------
NET ASSET VALUE, END OF
 PERIOD....................  $    10.61       $ 10.41       $ 10.41        $ 10.62            $  11.88       $  11.69
                             ----------       -------       -------        -------            --------       --------
                             ----------       -------       -------        -------            --------       --------
Total investment return
 (2).......................       (8.58)%       (9.27)%       (2.26)%        (2.03)%              6.14%          5.35%
                             ----------       -------       -------        -------            --------       --------
                             ----------       -------       -------        -------            --------       --------
RATIOS/SUPPLEMENTARY DATA
Net assets, end of period
 (000 omitted).............  $  271,052       $87,847       $     1        $     1            $402,708       $108,532
                             ----------       -------       -------        -------            --------       --------
                             ----------       -------       -------        -------            --------       --------
Ratio of operating expenses
 to average net assets.....        1.24%         1.99%         0.26%(3)       0.14%(3)            1.21%          1.99%
                             ----------       -------       -------        -------            --------       --------
                             ----------       -------       -------        -------            --------       --------
Ratio of interest expense
 and dividends on
 securities sold short to
 average net assets........        0.45%         0.45%         0.06%(3)       0.04%(3)            0.39%          0.40%
                             ----------       -------       -------        -------            --------       --------
                             ----------       -------       -------        -------            --------       --------
Ratio of net investment
 income to average net
 assets....................        3.61%         2.86%         0.23%(3)       0.38%(3)            2.06%          1.39%
                             ----------       -------       -------        -------            --------       --------
                             ----------       -------       -------        -------            --------       --------
Portfolio turnover rate....          55%           55%           55%            55%                 46%            46%
                             ----------       -------       -------        -------            --------       --------
                             ----------       -------       -------        -------            --------       --------

   +  Class C shares and Class R shares were introduced on August
      22, 1995.
 (1)  Based on average shares outstanding.
 (2) Total investment returns exclude the effects of sales loads and assume reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.
 (3)  Not annualized.

                       See notes to financial statements.

COMSTOCK  PARTNERS  FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS:

1.    SIGNIFICANT ACCOUNTING POLICIES:

Comstock Partners Funds, Inc. (the "Company") is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company offering shares in two separate portfolios: Comstock Partners Strategy Fund (the "Strategy Fund") and Comstock Partners Capital Value Fund (the "Capital Value Fund"). The Company accounts separately for the assets, liabilities and operations of each Fund. The Strategy Fund is a non-diversified portfolio with an investment objective to maximize total return over the long-term investment horizon by investing primarily in a portfolio of debt securities. The Capital Value Fund is a diversified portfolio with an investment objective to maximize total return, consisting of capital appreciation and current income. The Company originally commenced operations in May of 1988 as a closed-end investment company, with the Strategy Fund as its only portfolio. At a special meeting of shareholders on June 14, 1991, holders of a majority of the Company's outstanding shares voted to approve the conversion of the Company to an open-end investment company. The Company converted to open-end status on August 1, 1991. On July 15, 1992, a second class of shares of the Strategy Fund, Class A, was created and, on August 1, 1995, a third class of shares of the Strategy Fund, Class C, was created. On February 8, 1996, (i) the Company changed its name from Comstock Partners Strategy Fund, Inc., to Comstock Partners Funds, Inc. (ii) the Strategy Fund, the Company's existing portfolio, became a separate portfolio of the Company and (iii) the Capital Value Fund was organized as a new portfolio of the Company. On July 25, 1996, the Capital Value Fund acquired all of the assets and liabilities (whether contingent or otherwise) of the Dreyfus Capital Value Fund, Inc. in exchange for shares in the Capital Value Fund. The Capital Value Fund offers Class A, Class B, Class C, and Class R shares.

Premier Mutual Fund Services, Inc. (the "Distributor") acts as distributor of the Funds' shares. Each Class O, Class A and Class C share of the Strategy Fund and each Class A, Class B, Class C, and Class R share of the Capital Value Fund represents an interest in the Strategy Fund or the Capital Value Fund, as the case may be, in proportion to its net asset value, and has identical rights except that Class A, B, and C shares of the Funds bear fees and expenses on an ongoing basis pursuant to the Funds' Class A, Class B, and Class C Service and Distribution Plans, respectively, and Class B and Class C shares bear additional incremental shareholder administrative expenses resulting from deferred sales charge arrangements. In addition, only the holders of Class A, Class B, and Class C shares have voting rights with respect to matters pertaining to the Class A, Class B, and Class C Service and Distribution Plans, respectively. Class A shares of each Fund are subject to a sales charge imposed at the time of purchase and in certain cases, contingent deferred sales charges. Class B shares are subject to a contingent deferred sales charge imposed at the time of redemption on redemptions made within six years of purchase. Class C shares of each Fund are subject to a contingent deferred sales charge imposed at the time of redemption on redemptions made within one year of purchase. Class R shares are sold at net asset value per share only to institutional investors. Class O shares are no longer issued by the Company except in connection with the reinvestment of dividends and distributions on outstanding Class O shares.

The following is a summary of significant accounting policies followed by the
Company:

Strategy Fund and Capital Value Fund:

(a) Valuation of investments--Securities listed on national securities exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the mean between the closing bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available.

Securities traded in the over-the-counter market are valued on the basis of the mean between the bid and asked prices at the close of trading on such day by dealers that make markets in such securities. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued based on prices or quotes obtained from the broadest and most representative market.

Options purchased are valued at the last bid price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the average of the last bid price as obtained from two or more dealers. Options written are valued at the last asked price.

Futures contracts are stated at market value or otherwise at the fair value at which it is expected they may be resold, as determined in good faith by the Board of Directors.

Short-term debt securities having a maturity of 60 days or less from the valuation date are valued at amortized cost which approximates market value.

(b) Derivative financial instruments--The Funds may engage in various portfolio strategies to seek to generate income or gains or as a hedge against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

Options--The Funds are authorized to write and purchase call and put options. When a Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received). Written and purchased options are non-income producing investments.

Forward foreign exchange contracts--The Funds are authorized to enter into forward foreign exchange contracts to seek to generate income or gains or as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Funds' records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

Financial futures contracts--The Funds may purchase or sell financial futures contracts to seek to generate income or gains or as a hedge against adverse changes in interest rates. A futures contract is an agreement between two parties to buy or sell a security for a set price on a future date. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Funds as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the year. Foreign currency transaction gains (losses) are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes--It is the policy of the Company to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend date. Interest income (including amortization of discount) is recorded as earned. Realized gains and losses are determined on the identified cost basis. Under the terms of the custody agreement, the Strategy Fund and the Capital Value Fund received net earnings credits of $3,259 and $85, respectively, during the year ended April 30, 1999 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(f) Dividends and distributions--Dividends and distributions payable by the Funds are accrued on the ex-dividend date.

(g) Reclassification of net assets--During the year ended April 30, 1999, the Capital Value Fund reclassified $9,094,494 between accumulated net realized losses and paid in capital and the Strategy Fund reclassified $320,562 between accumulated net realized losses and undistributed net investment income. These reclassifications were the result of permanent book to tax differences, primarily from foreign currency transactions and passive foreign investment companies with respect to the Strategy Fund and the expiration of capital loss carryforwards for the Capital Value Fund. The results of operations and net assets were not affected by these reclassifications.

(h) Expenses--Expenses directly attributable to each Fund are charged to that Fund's operations; expenses which are applicable to both Funds are allocated among them on a pro rata basis.

(i) Use of estimates--The Funds' financial statements are prepared in accordance with generally accepted accounting principles which may require the use of estimates and assumptions. Actual results could differ from these estimates.

2. INVESTMENT ADVISORY, SUB-INVESTMENT ADVISORY, ADMINISTRATION AGREEMENTS AND TRANSACTIONS WITH AFFILIATES:

(a) The Company, on behalf of the Funds, has engaged Comstock Partners, Inc. (the "Investment Adviser") to provide professional investment management for each Fund. Under the terms of an Amended Investment Advisory Agreement between the Company, on behalf of the Strategy Fund, and the Investment Adviser, the Investment Adviser furnishes continuing investment supervision to the Strategy Fund and is responsible for the management of the Strategy Fund's portfolio. It furnishes office space, equipment and personnel to the Strategy Fund in connection with the performance of its investment management responsibilities. For its services, the Investment Adviser receives from the Company, on behalf of the Strategy Fund, a monthly fee at an annual rate of .60% of the Strategy Fund's average daily net assets.

Under the terms of an Investment Advisory Agreement between the Company, on behalf of the Capital Value Fund, and the Investment Adviser, the Investment Adviser has responsibility for investment decisions for, and the day-to-day management of, that portfolio. For its services, the Investment Adviser receives from the Company, on behalf of the Capital Value Fund, a monthly fee at the following annual rates: .40% of the first $300 million of the Capital Value Fund's average daily net assets, .45% of the Capital Value Fund's average daily net assets between $300 million and $750 million, .50% of the Capital Value Fund's average daily net assets between $750 million and $1 billion and .55% of the Capital Value Fund's average daily net assets in excess of $1 billion.

The Investment Adviser has engaged The Dreyfus Corporation (the "Sub-Investment Adviser") to provide sub-investment advisory services with respect to each Fund. Under the terms of a Sub-Investment Advisory Agreement relating to the Strategy Fund, which is effective through August 30, 1999, the Sub-Investment Adviser manages the short-term cash and cash equivalent investments of the Strategy Fund and provides investment research and other advice regarding the Strategy Fund's portfolio. The Sub-Investment Adviser also provides general advice regarding economic factors and trends, including statistical and other factual information. For such services, at no cost to the Strategy Fund, the Investment Adviser pays the Sub-Investment Adviser a monthly fee at an annual rate of .15% of the Strategy Fund's average daily net assets.

The Dreyfus Corporation also acts as the sub-investment adviser to the Capital Value Fund pursuant to a separate Sub-Investment Advisory and Administration Agreement between the Company, on behalf of the Fund, and the Sub-Investment Adviser. Under that agreement, which is effective through August 30, 1999, the Sub-Investment Adviser manages the short-term cash and cash equivalent investments of the Capital Value Fund and provides investment research and other advice regarding the Capital Value Fund's portfolio. In addition, the Sub-Investment Adviser provides general advice regarding economic factors and trends and acts as administrator to the Capital Value Fund. For its services under the Sub-Investment Advisory and Administration Agreement relating to the Capital Value Fund, the Sub-Investment Adviser receives an annual fee computed daily and paid monthly by the Company at the following annual rates: .35% of the first $300 million of the Capital Value Fund's average daily net assets, .30% of the Capital Value Fund's average daily net assets between $300 million and $750 million, .25% of the Capital Value Fund's average daily net assets between $750 million and $1 billion and .20% of the Capital Value Fund's average daily net assets in excess of $1 billion. Effective August 31, 1999, Princeton Administrators L.P. ("Princeton") will assume all administrative responsibility for the Capital Value Fund.

Under the terms of an Administration Agreement between the Company, on behalf of the Strategy Fund, and Princeton, Princeton performs or arranges for the performance of certain administrative services (i.e., services other than investment advice and related portfolio activities) necessary for the operation of the Strategy Fund, including maintaining the books and records of the Strategy Fund, preparing reports and other documents required by United States Federal, state and other applicable laws and regulations to maintain the registration of the Strategy Fund and its shares and providing the Strategy Fund with administrative office facilities. For the services rendered to the Strategy Fund and the facilities furnished, the Strategy Fund pays Princeton a monthly fee equal to the greater of (i) $300,000 per annum ($25,000 per month), or (ii) an annual rate equal to .25% of the Strategy Fund's average daily net assets up to $100 million, .225% of the Strategy Fund's average daily net assets on the next $100 million, .20% of the Strategy Fund's average daily net assets on the next $400 million and .175% of the Strategy Fund's average daily net assets in excess of $600 million. Princeton agreed to voluntarily reduce through December 31, 1999 the minimum fee to $125,000 per annum.

The Company compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Sub-Investment Adviser, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Funds. For the year ended April 30, 1999, such compensation amounted to $156,943 for the Capital Value Fund and $93,620 for the Strategy Fund.

(b) Service and Distribution Plan--Class A Shares

Under the Class A Service and Distribution Plan, the Company, at the expense of the Class A shares of each Fund, (a) reimburses the Distributor for payments to certain Service Agents (a securities dealer, financial institution or other industry professional) for distributing such Fund's Class A shares and servicing shareholder accounts, and (b) pays the Sub-Investment Adviser, Dreyfus Service Corporation and any affiliate of either of them (collectively, "Dreyfus") for advertising and marketing relating to the Class A shares of such Fund and for shareholder servicing activities, at an aggregate annual rate of .25 of 1% of the value of the average daily net assets of Class A of such Fund. During the year ended April 30, 1999, $172,081 and $34,816 were charged to the Class A shares of Capital Value Fund and Strategy Fund, respectively.

Service and Distribution Plans--Class B Shares and Class C Shares

Under the Class B and Class C Service and Distribution Plans, the Company, at the expense of the Class B shares of the Capital Value Fund and Class C shares of each Fund, as the case may be, (a) pays the Distributor for distributing the Capital Value Fund's Class B shares and each Fund's Class C shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B or Class C of the applicable Fund and (b) pays the Distributor for the provision of certain services to the holders of Class B shares and Class C shares, as the case may be, a fee at the annual rate of .25 of 1% of the value of the average daily net assets of Class B or

Class C shares of such Fund. During the year ended April 30, 1999, $160,017 and $59,035 were charged for distributing Capital Value Fund's Class B and Class C shares, respectively, and $53,339 and $19,678 were charged for shareholder servicing for Capital Value Fund's Class B and Class C shares, respectively. For the same period, $16,116 and $5,372 were charged for distributing and shareholder servicing, respectively, for Strategy Fund's Class C shares.

(c) Certain officers and/or directors of the Company are officers and/or directors of the Investment Adviser. Each director who is not an "affiliated person" as defined in the 1940 Act receives from the Company an annual fee of $20,000 per year.

3.    PURCHASES AND SALES OF INVESTMENTS:

Purchases and sales of investments, excluding short-term and US Government securities, for the year ended April 30, 1999 were as follows:

                                                          PURCHASES                   SALES
                                                        --------------            --------------
Strategy Fund:......................................     $  9,040,606              $ 14,156,820
                                                         ------------              ------------
                                                         ------------              ------------
Capital Value Fund:
        Long transactions...........................     $  9,843,168              $ 14,538,261
        Short sale transactions.....................       95,645,385                87,045,587
                                                         ------------              ------------
                                                         $105,488,553              $101,583,848
                                                         ------------              ------------
                                                         ------------              ------------

The Capital Value Fund engages in short-selling which obligates the Fund to replace the security borrowed by purchasing the security at current market value. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates. Until the Fund replaces the borrowed security, the Fund will maintain daily, a segregated account with a broker and/or custodian, of cash and/or US Government securities sufficient to cover its short position. Securities sold short at April 30, 1999 and their related market values and proceeds are set forth in the Statement of Securities Sold Short.

Realized and unrealized gains (losses) as of April 30, 1999 were as follows:

Strategy Fund:

                                                           REALIZED                 UNREALIZED
                                                        GAINS (LOSSES)                LOSSES
                                                        --------------            --------------
Long-term investments...............................     $ (6,583,387)             $ (1,375,515)
Short-term investments..............................          (13,812)                       --
Put options purchased...............................      (12,256,910)               (2,969,551)
Put options written.................................           64,819                        --
Financial futures contracts.........................          183,490                        --
Foreign currency transactions.......................         (258,095)                       --
                                                         ------------              ------------
                                                         $(18,863,895)             $ (4,345,066)
                                                         ------------              ------------
                                                         ------------              ------------

Capital Value Fund:

                                                           REALIZED                 UNREALIZED
                                                        GAINS (LOSSES)            GAINS (LOSSES)
                                                        --------------            --------------
Long-term investments...............................     $ (7,746,098)             $   (638,778)
Short sale transactions.............................       (4,513,603)                  185,355
Short-term investments..............................           81,890                   (19,734)
Put options purchased...............................      (22,097,902)               (3,445,354)
Put options written.................................          189,578                        --
Financial futures contracts.........................       (6,740,283)                  (68,350)
Foreign currency transactions.......................              232                        --
                                                         ------------              ------------
                                                         $(40,826,186)             $ (3,986,861)
                                                         ------------              ------------
                                                         ------------              ------------

In addition, the following tables summarize the Strategy Fund's and the Capital Value Fund's call options written for the period ended April 30, 1999.

                                                                             OPTIONS TERMINATED
                                                                        ----------------------------
                                     NUMBER OF         PREMIUMS                         NET REALIZED
         STRATEGY FUND               CONTRACTS         RECEIVED          COST               GAIN
         -------------               ---------         --------         -------         ------------
Contracts Outstanding April 30,
  1998.........................            --               --
Contracts Written..............            93          $64,819
Contracts Terminated:
        Expired................            93           64,819               --           $ 64,819
                                      -------          --------         -------           --------
Contracts Outstanding April 30,
1999...........................            --               --               --           $ 64,819
                                      -------          --------         -------           --------
                                      -------          --------         -------           --------

         CAPITAL VALUE FUND
         ------------------
Contracts Outstanding April 30,
  1998.........................            --                --
Contracts Written..............           272          $189,578
Contracts Terminated:
        Expired................           272           189,578              --           $189,578
                                      -------          --------         -------           --------
Contracts Outstanding April 30,
1999...........................            --                --              --           $189,578
                                      -------          --------         -------           --------
                                      -------          --------         -------           --------

As of April 30, 1999, the cost of investments of each Fund for Federal income tax purposes was substantially the same as the cost for financial reporting purposes. The following summarizes the net unrealized appreciation (depreciation) on investments, put options purchased, futures transactions and short sale transactions for each Fund at April 30, 1999:

                                                  GROSS                GROSS
                                               APPRECIATION         DEPRECIATION             NET
                                               ------------         ------------         ------------
Strategy Fund............................               --          $(4,345,066)         $ (4,345,066)
Capital Value Fund.......................      $   683,545          $(4,670,406)         $ (3,986,861)

The following summarizes the capital loss carryforwards of each Fund at April 30, 1999:

EXPIRING IN FISCAL YEAR    STRATEGY FUND     CAPITAL VALUE FUND
-----------------------   ----------------   ------------------
          2000              $ 3,345,000         $ 29,800,000
          2001                8,777,000           17,800,000
          2002                       --           56,700,000
          2003                       --            9,200,000
          2004               12,520,000           15,800,000
          2005               14,913,000           14,200,000
          2006               14,076,000           57,400,000
          2007               26,320,000           48,900,000
                            -----------         ------------
                            $79,951,000         $249,800,000
                            -----------         ------------
                            -----------         ------------

4.    SUBSEQUENT EVENTS:

In May 1999 the Company's Board of Directors declared ordinary income dividends for the Strategy Fund as follows:

       AMOUNT PER SHARE
------------------------------
CLASS O    CLASS A    CLASS C     PAYABLE DATE        RECORD DATE
--------  ---------  ---------  -----------------  -----------------
$0.02115  $0.02006   $0.01686     May 28, 1999       May 20, 1999

--------------------------------------------------------------------------------
     REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

Shareholders and Board of Directors
Comstock Partners Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments and statement of securities sold short, of Comstock Partners Funds, Inc. (comprising, respectively, Comstock Partners Strategy Fund and Comstock Partners Capital Value Fund) as of April 30, 1999, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and financial highlights, with respect to Comstock Partners Strategy Fund, for each of the four years in the period then ended and with respect to Comstock Partners Capital Value Fund, for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights, with respect to Comstock Partners Strategy Fund, for the year ended April 30, 1995 were audited by other auditors whose opinion dated May 31,1995 expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 1999 by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above and audited by us present fairly, in all material respects, the financial position of each of the Funds constituting Comstock Partners Funds, Inc. at April 30, 1999, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.

                                                 ERNST & YOUNG LLP

New York, New York
June 11, 1999

--------------------------------------------------------------------------------
     Comstock Partners Funds, Inc.                                     1999

                      FEDERAL TAX INFORMATION (Unaudited)

Of the ordinary income distributions paid by the Funds during the fiscal year ended April 30, 1999, 1.45% and 0.76% qualify for the dividends received deduction for corporations for the Strategy Fund and the Capital Value Fund, respectively. Additionally, there were no long-term capital gains distributions during the year.

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult your tax adviser to determine if any portions of the dividends you received is exempt from state income tax.

Listed below are the percentages of total assets invested in Federal obligations for each Fund as of the end of each quarter of the fiscal year:

                                       PERCENTAGE OF FEDERAL OBLIGATIONS*
                                     --------------------------------------
FUND QUARTER ENDED                   STRATEGY FUND     CAPITAL VALUE FUND
------------------                   -------------     ------------------
7/31/98                                 87.56%              70.44%
10/31/98                                79.47               62.64
1/31/99                                 92.11               76.16
4/30/99                                 95.35               80.84

Of each Fund's ordinary income distributions paid during the fiscal year ended April 30, 1999, 80.23% and 74.24% was attributable to federal obligations for the Strategy Fund and the Capital Value Fund, respectively. In calculating the foregoing percentages, expenses of each Fund have been allocated on a pro rata basis.

* For purposes of this calculation, Federal obligations include US Treasury Notes, US Treasury Bills, and US Treasury Bonds. Also included are obligations issued by the following agencies: Banks for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks and the Student Loan Marketing Association. Repurchase agreements are not included in this calculation.

                         COMSTOCK PARTNERS FUNDS, INC.
                        COMSTOCK PARTNERS STRATEGY FUND
                      COMSTOCK PARTNERS CAPITAL VALUE FUND
                           993 Lenox Drive, Suite 106
                            Lawrenceville, NJ 08648

INVESTMENT ADVISER
COMSTOCK PARTNERS, INC.
993 Lenox Drive, Suite 106
Lawrenceville, NJ 08648

SUB-INVESTMENT ADVISER (STRATEGY FUND)
THE DREYFUS CORPORATION
200 Park Avenue
New York, NY 10166

SUB-INVESTMENT ADVISER AND
ADMINISTRATOR (CAPITAL VALUE FUND)
THE DREYFUS CORPORATION
200 Park Avenue
New York, NY 10166

CUSTODIAN--DOMESTIC
THE BANK OF NEW YORK
90 Washington Street
New York, NY 10286

CUSTODIANS--INTERNATIONAL
BROWN BROTHERS HARRIMAN & CO.
(STRATEGY FUND)
40 Water Street
Boston, MA 02109

THE BANK OF NEW YORK (CAPITAL VALUE FUND)
90 Washington Street
New York, NY 10286

ADMINISTRATOR (STRATEGY FUND)
PRINCETON ADMINISTRATORS, L.P.
P.O. Box 9095
Princeton, NJ 08543-9095

DISTRIBUTOR
PREMIER MUTUAL FUND SERVICES, INC.
60 State Street, Suite 1300
Boston, MA 02109
Tel. 1-800-221-7930,     1-617-557-3400

TRANSFER AGENT AND DIVIDEND
DISBURSING AGENT
DREYFUS TRANSFER, INC.
P.O. Box 9671
Providence, RI 02940-9671

INDEPENDENT AUDITORS
ERNST & YOUNG LLP
787 Seventh Avenue
New York, NY 10019

LEGAL COUNSEL
SIMPSON THACHER & BARTLETT
425 Lexington Avenue
New York, NY 10017-3909

OFFICERS & DIRECTORS
Charles L. Minter,
          Chief Executive Officer and
          Chairman of the Board
Martin Weiner, President
M. Bruce Adelberg, Director
Robert M. Smith, Director
Robert C. Ringstad, Vice President,
          Treasurer, Chief Financial Officer
          and Secretary

--------------------------------------------------------------------------------

   General information regarding a Fund's portfolio, updated semi-monthly, is available by calling the Fund's Distributor (see above).

 This report is not authorized for use in connection with an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by a Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

                   SHAREHOLDER INQUIRIES TEL. 1-800-645-6561

Comstock Partners Funds, Inc.
993 Lenox Drive
Suite 106
Lawrenceville, NJ 08648

                                                                   107/634/607
                                                                   503/502 A 994